UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2011

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders

(a) Health Net, Inc. (the “Company”) held its Annual Meeting of Stockholders in Woodland Hills, California on May 18, 2011 (the “Annual Meeting”).

(b) At the Annual Meeting, the stockholders (1) elected all of the Company’s nominees for director, (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for 2011, (3) approved, on an advisory basis, the compensation of the Company’s named executive officers, (4) approved, on an advisory basis, one year as the frequency with which future advisory votes will be held to approve the compensation of the Company’s named executive officers and (5) approved an amendment and restatement of the Company’s certificate of incorporation to eliminate its supermajority voting requirements, with the voting results set forth below.

Proposal 1: To elect the following nine directors to serve for a term of one year or until the 2012 Annual Meeting of Stockholders.

Name	For	Against	Abstain	Broker Non-Votes

Mary Anne Citrino	76,676,423	4,197,636	26,149	3,517,393
Theodore F. Craver, Jr.	77,303,381	3,561,419	35,408	3,517,393
Vicki B. Escarra	78,755,266	2,122,651	22,291	3,517,393
Gale S. Fitzgerald	79,410,157	1,459,750	30,301	3,517,393
Patrick Foley	78,115,156	2,752,754	32,298	3,517,393
Jay M. Gellert	79,207,340	1,671,727	21,141	3,517,393
Roger F. Greaves	79,134,261	1,738,439	27,508	3,517,393
Bruce G. Willison	71,887,860	8,973,911	38,437	3,517,393
Frederick C. Yeager	79,440,712	1,433,092	26,404	3,517,393

Proposal 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

For	Against	Abstain	Broker Non-Votes

83,460,799	931,013	25,789	0

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section and the related tabular and narrative disclosure set forth in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes

68,013,700	12,831,014	55,494	3,517,393

Proposal 4: Approval, on an advisory basis, of the frequency with which future advisory votes will be held to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

71,110,598	197,888	9,522,482	69,240	3,517,393

Proposal 5: Proposal to amend and restate the Company’s certificate of incorporation to eliminate its supermajority voting requirements.

For	Against	Abstain	Broker Non-Votes

83,576,319	799,320	41,962	0

(c) Not applicable.

(d) On May 18, 2011, following the Annual Meeting and after considering the results of the vote on the frequency with which future advisory votes on the compensation of the Company’s named executive officers will be held (the “Frequency Vote”), the Company’s Board of Directors determined to hold future advisory votes on the compensation of our named executive officers on an annual basis until the next Frequency Vote.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

May 19, 2011	By:	/s/ Angelee F. Bouchard

Name: Angelee F. Bouchard
Title: Senior Vice President, General Counsel and Secretary